Exhibit 99.4
UNITED STATES BANKRUPTCY COURT DISTRICT OF DELAWARE In re Proxymed Transaction Services, Inc. Case No. 03-11551 In re Proxymed, Inc. In re Proxymed Lab Services, LLC Debtors File, with Court and submit copy to United Stales Trustee within 20day after end of month. Subrnit copy of report to any official commitee appointed in the case. REQUIRED DOCUMENTS Form No. Attached Attached Attached Schedule of Cash Receipts and Disbursements , mor-i X Bank Reconciliation (or copies of debtor’s bank MOR-la X reconciliations) Schedule of Professional Fees Paid MOR-lb 2 Copies of bank statements X Cash disbursements journals X Statement of Operations MOR-2 X Balance Sheet MOR-3 X Status of Postpetition Taxes MOR-4 X. Copies of IRS Form 6123 or payment receipt x Copies of tax returns filed during reporting period X Summary of Unpaid Postpetition Debts MOR-4 X Listing of aged accounts payable MOR-4 X Accounts Receivable Reconciliation and Aging MOR-5 X Debtor Questionnaire MOR-5 1 1 declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true correct to the best of my knowledge and belief. Signature of Debtor Date Signature of Joint Debtor Date Signature of Authorized Individual* Date Printed Name of Authorized individual Title of Authorized Individual •Authorized individual must he an officer, director or $haferioWer if debtor is n carpunuipn; a partner if debtor h a partnership; a manager or member if debtor is a limited liability company.

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In re Proxymed Transaction Services, Inc.	Case No. 08-11551
In re Proxymed, Inc.	Case No. 08-11553
In re Proxymed Lab Services, LLC	Case No. 08-11554
Debtors	Reporting Period: 10-01-08 to 10-31-08
SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

										CUMULATIVE
	BANK ACCOUNTS								CURRENT MONTH	FILING TO DATE
	CNTRL DISB	MONEY MARKET	OPERATING	Laurus Sweep LBs	ADEQUATE ASSURANCE	LAB HC SOLUTIONS	PAYROLL	LOCKBOX #1
	(WACHOVIA)	(WACHOVIA)	(WACHOVIA)	(WACHOVIA)	(WACHOVIA)	(WACHOVIA)	(WACHOVIA)	(WACHOVIA)
Account Number	20799005-64044	20000261-35533	20900023-74739	20000273-16186	20000372-57620	20799005-64196	20900023-74755	20200003-81891	ACTUAL	ACTUAL

CASH BEGINNING OF MONTH (on 10/01/08)	$82,617	$16,892,879	$678,144	$—	$90,000	$—	$(4,156)	$—	$17,739,484	$380,094
CASH SALES	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
ACCOUNTS RECEIVABLE — COLLECTIONS	$—	$—	$—	$—	$—	$—	$—	$—	$—	$3,597,412
LOANS AND ADVANCES — Laurus	$—	$—	$—		$—	$—	$—	$—	$—	$2,907,000
SALE OF ASSETS	$—	$—	$—	$—	$—	$—	$—	$—	$—	$18,297,553
INTERCO TO/FROM (LAB)				$—					$—	$41,760
OTHER	$—	$17,209	$240,921	$—	$—	$—	$—	$261,803	$519,933	$558,808
TRANSFERS (FROM DIP ACCOUNTS)	$1,275,000	$—	$258,342	$—	$—	$—	$19,742	$5	$1,553,089	$24,554,334

TOTAL RECEIPTS	$1,275,000	$17,209	$499,263	$—	$—	$—	$19,742	$261,808	$2,073,022	$49,956,060

DISBURSEMENTS

NET PAYROLL	—	—	—	—	—	—	—	—	—	2,402,679
PAYROLL TAXES	—	—	—	—	—	—	1,164	—	1,164	204,709
401K RELATED EXPENSES	—	—	—	—	—	—	14,422	—	14,422	115,503
SALES, USE & OTHER TAXES	624	—	—	—	—	—	—	—	624	38,709
DIRECT COST OF SALES	—	—	—	—	—	—	—	—	—	4,144
TELECOMM CHARGES (COGS & SG&A)	329,986	—	—	—	—	—	—	—	329,986	621,646
SECURED / RENTAL / LEASES (INCLUDES RENT)	127,871	—	—	—	—	—	—	—	127,871	595,632
COMMERCIAL INSURANCE	23,807	—	—	—	—	—	—	—	23,807	96,552
HEALTH INSURANCE	—	—	—	—	—	—	—	—	—	206,401
ADMINISTRATIVE (INCL, R&M, T&E, UTIL, CAPEX)	7,787	—	1,265	—	—	—	—	—	9,052	213,333
PARTNER COMMISSIONS (SALES REBATES)	31,136	—	—	—	—	—	—	—	31,136	758,828
3RD PARTY CONTRACTORS	141,365	—	—	—	—	—	—	—	141,365	628,503
SELLING COMMISSIONS	—	—	—	—	—	—	—	—	—	—
UTILITY DEPOSITS	—	—	—	—	—	—	—	—	—	1,460
PAYDOWN SR. LOAN PMT	—	—	—	—	—	—	—	—	—	2,679,070
OUTSTANDING CHECKS		—	—		—	—	—	—	—	(518,506)
INTERCO TO/FROM (LAB)	—	—	—	—	—	—			—	—
OTHER	250,333	19	—	—	—	—	—	3,466	253,818	393,443
TRANSFERS (TO DIP ACCOUNTS)	—	425,000	869,747	—	—	—	—	258,342	1,553,089	24,397,859
PROFESSIONAL FEES	453,871	—	—	—	—	—	—	—	453,871	626,238
U.S. TRUSTEE QUARTERLY FEES	—	—	—	—	—	—	—	—	—	—
COURT COSTS	—	—	—	—	—	—	—	—	—	—
TOTAL DISBURSEMENTS	1,366,781	425,019	871,011	—	—	—	15,586	261,808	2,940,205	33,464,205

NET CASH FLOW
(RECEIPTS LESS DISBURSEMENTS)	$(91,781)	$(407,810)	$(371,748)	$—	$—	$—	$4,156	$—	$(867,183)	$16,492,662

PETTY CASH	$—	$—	$—	$—	$—	$—	$—	$—	$725	$725
CASH — END OF MONTH	$(9,164)	$16,485,069	$306,396	$—	$90,000	$—	$—	$—	$16,873,027	$16,873,482

THE FOLLOWING SECTION MUST BE COMPLETED

DISBURSEMENTS FOR CALCULATlNG TRUSTEE QUARTLY ARTERLY.FEES (FROM CURRENT MONTH ACTUAL COLUMN)

TOTAL DISBURSEMENTS										$2,940,205
LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS										$(1,553,089)
PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES (i.e. from escrow accounts)
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES										$1,387,116

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In re Proxymed Transaction Services, Inc.	Case No. 08-11551
In re Proxymed, Inc.	Case No. 08-11553
In re Proxymed Lab Services, LLC	Case No. 08-11554
Debtors	Reporting Period: 10-01-08 to 10-31-08
SCHEDULE OF PROFESSIONAL FEES AND EXPENSES PAID
This schedule is to include all retained professional payments from case inception to current month.

		Amount		Check		Amount Paid		Year-To-Date
Payee	Period Covered	Approved	Payor	Number	Date	Fees	Expenses	Fees	Expenses
Elliott Greenleaf	Aug-08	$41,662.03	Proxymed	Wire	24-Oct	$40,572.00	$1,090.03	$40,572.00	$1,090.03
Epiq Bankruptcy Solution	Jul-08	$61,172.27	Proxymed	37928	10-Oct	$61,172.27		$61,172.27
Epiq Bankruptcy Solution	Aug-08	$58,587.88	Proxymed	37961	23-Oct	$58,587.88		$119,760.15
Nachman Hays	Aug-08	$65,074.70	Proxymed	Wire	24-Oct	$64,906.00	$168.70	$64,906.00	$168.70
Otterbourg Steindler	Aug-08	$151,837.62	Proxymed	Wire	24-Oct	$149,697.60	$2,140.02	$149,697.60	$2,140.02
Phoenix Management	Sep-08	$67,456.27	Proxymed	37914	10-Oct	$67,456.27		$67,456.27

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In re Proxymed Transaction Services, Inc.	Case No. 08-11551
In re Proxymed, Inc.	Case No. 08-11553
In re Proxymed Lab Services, LLC	Case No. 08-11554
Debtors	Reporting Period: 10-01-08 to 10-31-08
CASH DISBURSEMENTS JOURNAL

	Month
Vendor Name	Issued	Pmt #	Type Pmt	Pmt Amount	Category
ACCOUNTEMPS	Oct08	000037929	Check	$8,605.30	CONSUL
ACCRIS	Oct08	000037936	Check	$16,726.39	OTHER
ADAM KEMP	Oct08	APACH001276	ACH	$213.00	T&E
AICCO, INC.	Oct08	000037937	Check	$11,336.67	INS
AICCO, INC.	Oct08	WIRE00000156	WIRE	$12,470.33	INS
AIRCOND CORPORATION	Oct08	000037856	Check	$1,188.00	OTHER
ARGENT SYSTEMS, INC.	Oct08	000037889	Check	$16,015.83	LEASE
ARNSON, ERIC	Oct08	000037968	Check	$252.19	T&E
AT & T (ATLANTA BOX 105262)	Oct08	000037890	Check	$10,950.88	PHONE
AT&T (DALLAS BOX 630047)	Oct08	000037857	Check	$70.12	PHONE
AT&T (NEWARK, NJ)	Oct08	000037891	Check	$3,592.41	PHONE
AT&T (PO 5001)	Oct08	000037938	Check	$70.37	PHONE
AT&T (SACRAMENTO)	Oct08	000037892	Check	$12,337.35	PHONE
AT&T (SACRAMENTO)	Oct08	000037939	Check	$4,322.10	PHONE
AT&T LONG DISTANCE SERVICE	Oct08	000037893	Check	$88,499.45	PHONE
AT&T MOBILITY	Oct08	000037894	Check	$23,029.38	PHONE
ATHENE WILLIAMS	Oct08	000037901	Check	$81.88	T&E
AZOUTH, FERNANDO J	Oct08	APACH001272	ACH	$93.76	T&E
BEECHGLEN DEVELOPMENT, INC.	Oct08	000037858	Check	$1,905.00	OTHER
BLUE CROSS BLUE SHIELD OF MI	Oct08	000037859	Check	$1,580.28	REBATE
BOWNE OF ATLANTA, INC.	Oct08	000037930	Check	$2,210.00	OTHER
BOWNE OF ATLANTA, INC.	Oct08	000037940	Check	$17,415.00	OTHER
BROADSOURCE, INC.	Oct08	000037941	Check	$3,000.00	CONSUL
CARLYLE, EDWARD ALAN	Oct08	000037860	Check	$3,705.00	CONSUL
CITIUS IT SOLUTIONS PRIVATE LIMITED	Oct08	WIRE00000158	WIRE	$5,263.20	CONSUL
COMSYS SERVICES LLC	Oct08	000037861	Check	$93,507.50	CONSUL
COOPERMAN, EO	Oct08	000037902	Check	$1,000.00	CONSUL
COOTS, RON C.	Oct08	APACH001273	ACH	$1,534.99	T&E
COUNCIL FOR AFFORDABLE QUAL HEALTHCARE	Oct08	000037862	Check	$4,000.00	OTHER
COWAN, KELLY	Oct08	APACH001274	ACH	$76.22	T&E
CUSUMANO-IBC	Oct08	000037903	Check	$0.01	T&E
CYNERGY TELECOM, LLC	Oct08	000037895	Check	$1,880.24	PHONE
DATA SAFE STORAGE	Oct08	000037863	Check	$2,076.38	OTHER
DATA SAFE STORAGE	Oct08	000037842	Check	$314.67	OTHER
DATAMATX, INC.	Oct08	000037884	Check	$4,557.26	OTHER
DATAMATX, INC.	Oct08	000037943	Check	$247.91	OTHER
DAVIDSON, JOHN	Oct08	APACH001275	ACH	$1,860.50	REBATE
DECKEL & MONEYPENNY EXHIBITS	Oct08	WIRE00000157	WIRE	$18,718.00	OTHER
DHL EXPRESS (USA) INC	Oct08	000037944	Check	$26.54	OTHER
DuBOSE, LEON II	Oct08	000037904	Check	$4,625.00	CONSUL
DUKE REALTY, L.P.	Oct08	000037905	Check	$42,061.29	LEASE
DUKE REALTY, L.P.	Oct08	000037962	Check	$42,061.29	LEASE
EDS CORPORATION	Oct08	000037945	Check	$340.00	REBATE
ELLIOTT GREENLEAF	Oct08	WIRE00000159	WIRE	$41,662.03	PROF
EMDEON BUSINESS SERVICES	Oct08	000037865	Check	$13,606.69	REBATE
EPIQ BANKRUPTCY SOLUTIONS, LLC	Oct08	000037928	Check	$61,172.27	PROF
EPIQ BANKRUPTCY SOLUTIONS, LLC	Oct08	000037961	Check	$58,587.88	PROF
EULER HERMES UMA, INC.	Oct08	000037969	Check	$256.50	PROF
FLANNIGAN, DAVID	Oct08	000037946	Check	$280.00	CONSUL
FLASTER GREENBERG ATTORNEY AT LAW	Oct08	000037970	Check	$79.80	PROF
FLORIDA DEPT OF REVENUE	Oct08	000037971	Check	$50.00	TAX
GLOBAL CROSSING TELECOMMUNICATION	Oct08	000037866	Check	$41,990.66	PHONE
GLOBE NEWSWIRE	Oct08	000037983	Check	$680.00	OTHER
GUNTER, BEVERLY	Oct08	000037927	Check	$74.64	T&E
HALBLEIB CONSULTING, LLC	Oct08	000037908	Check	$840.00	CONSUL
HALBLEIB CONSULTING, LLC	Oct08	000037947	Check	$24.00	CONSUL
HAMBY, WILLIAM	Oct08	000037907	Check	$519.75	T&E
HIGH POINT COMPUTER	Oct08	000037867	Check	$24,800.00	LEASE
HYLAND, LORIA.	Oct08	000037908	Check	$1,284.21	OTHER
INXPRESS	Oct08	000037909	Check	$1,084.96	OTHER
INXPRESS	Oct08	000037964	Check	$117.32	OTHER
IRON MOUNTAIN OFF-SITE DATA PROTECTION	Oct08	000037880	Check	$835.66	OTHER
IRON MOUNTAIN OFF-SITE DATA PROTECTION	Oct08	000037881	Check	$1,039.35	OTHER

4

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In re Proxymed Transaction Services, Inc.	Case No. 08-11551
In re Proxymed, Inc.	Case No. 08-11553
In re Proxymed Lab Services, LLC	Case No. 08-11554
Debtors	Reporting Period: 10-01-08 to 10-31-08
CASH DISBURSEMENTS JOURNAL

	Month
Vendor Name	Issued	Pmt #	Type Pmt	Pmt Amount	Category
IRON MOUNTAIN OFF-SITE DATA PROTECTION	Oct08	000037882	Check	$461.35	OTHER
IRON MOUNTAIN OFF-SITE DATA PROTECTION	Oct08	000037965	Check	$96.39	OTHER
IVANS INC.	Oct08	000037896	Check	$1,988.19	REBATE
IVANS INC.	Oct08	000037910	Check	$39.52	REBATE
JOHNSON, ERIC	Oct08	000037911	Check	$27.54	T&E
KHALIL, ADNANE	Oct08	APACH001277	ACH	$79.99	T&E
LETTERLOGIC	Oct08	000037654	Check	$0.01	REBATE
LETTERLOGIC	Oct08	000037912	Check	$602.65	REBATE
LETTERLOGIC	Oct08	000037931	Check	$1,210.54	REBATE
LIEBERT GLOBAL SERVICES, INC.	Oct08	000037868	Check	$3,298.25	OTHER
MEDDATA, INC.	Oct08	000037883	Check	$2,086.24	REBATE
MEDDATA, INC.	Oct08	000037948	Check	$2,093.28	REBATE
MEDIFAX EDI	Oct08	000037884	Check	$278.96	REBATE
MEDIFAX EDI	Oct08	000037949	Check	$708.57	REBATE
NACHMANHAYSBROWNSTEIN	Oct08	WIRE00000160	WIRE	$65,074.70	PROF
NEBRASKA SECRETARY OF STATE	Oct08	000037932	Check	$0.01	TAX
NEW ENGLAND HEALTHCARE EDI NETWORK, LLC	Oct08	000037885	Check	$4,208.10	REBATE
NEW YORK STATE SALES TAX	Oct08	000037913	Check	$230.47	TAX
OHIO DEPARTMENT OF TAXATION	Oct08	000037950	Check	$50.00	TAX
ORACLE CORPORATION	Oct08	000037869	Check	$150,473.76	OTHER
OTTERBOURG, STEINDLER, HOUSTON, & ROSEN	Oct08	WIRE00000161	WIRE	$151,837.82	PROF
PAETEC	Oct08	000037870	Check	$30,137.58	PHONE
PASSPORT HEALTH COMMUNICATIONS INC.	Oct08	000037871	Check	$2.20	REBATE
PHOENIX MANAGEMENT SERVICES, INC.	Oct08	000037914	Check	$67,456.27	PROF
PHOENIX MANAGEMENT SERVICES, INC.	Oct08	000037933	Check	$931.50	PROF
PHOENIX MANAGEMENT SERVICES, INC.	Oct08	000037951	Check	$931.50	PROF
PITNEY BOWES CREDIT CORPORATION	Oct08	000037872	Check	$8.59	OTHER
PITNEY BOWES CREDIT CORPORATION	Oct08	000037873	Check	$51.62	OTHER
PITNEY BOWES CREDIT CORPORATION	Oct08	000037952	Check	$116.94	OTHER
PITNEY BOWES CREDIT CORPORATION	Oct08	WIRE00000155	WIRE	$500.00	OTHER
PORTE ADVERTISING	Oct08	000037953	Check	$14,025.00	OTHER
PRESIDIO NETWORKED SOLUTIONS, INC.	Oct08	000037972	Check	$2,761.31	LEASE
PURCHASE POWER	Oct08	000037954	Check	$491.75	OTHER
QUALITY TECHNOLOGY SVCS METRO LLC	Oct08	000037874	Check	$35,632.52	PHONE
REGIONAL MEDICAL CENTER	Oct08	000037966	Check	$1,345.75	OTHER
REGISTRAR AND TRANSFER CO	Oct08	000037915	Check	$381.07	PROF
ROCCHI, KAREN -PETTY CASH CUSTODIAN	Oct08	000037955	Check	$566.42	T&E
SANCHEZ, ABDIEL	Oct08	000037916	Check	$339.48	T&E
SECRETARY OF STATE (CA)	Oct08	000037917	Check	$10.00	TAX
SHRED-IT LOS ANGELES	Oct08	000037875	Check	$661.60	OTHER
SHRED-IT LOS ANGELES	Oct08	000037873	Check	$86.60	OTHER
SONITROL	Oct08	000037876	Check	$1,228.85	OTHER
SOUTH DAKOTA DEPT. OF REVENUE AND REGULA	Oct08	000037956	Check	$283.92	TAX
SPEARS, MICHAEL ALESTER	Oct08	APACH001278	ACH	$776.46	T&E
SPRINT (VOICE)	Oct08	000037886	Check	$3,612.99	PHONE
SPRINT (WIRELESS)	Oct08	000037887	Check	$16,128.36	PHONE
STAPLES BUSINESS ADVANTAGE	Oct08	000037957	Check	$1,554.54	OTHER
STUBBS, TERESA	Oct08	APACH001279	ACH	$229.51	T&E
SWEENEY & COMPANY, CPS LLC	Oct08	000037934	Check	$5,500.00	PROF
SYSTEM DESIGNS INC	Oct08	000037897	Check	$1,064.58	OTHER
TAC WWORLDWIDE	Oct08	000037918	Check	$4,690.00	CONSUL
TELE SOURCING, INC.	Oct08	000037958	Check	$6,274.75	OTHER
TERRY, EUGENE	Oct08	000037919	Check	$3,500.00	CONSUL
TEXAS COMPTROLLER OF PUBLIC ACCOUNTS	Oct08	000037920	Check	$2,865.19	TAX
THOMPSON, ALTON BRIAN	Oct08	000037921	Check	$390.00	CONSUL
TWIN PROFESSIONAL SERVICES, INC.	Oct08	000037959	Check	$550.71	REBATE
UCN	Oct08	000037922	Check	$8,592.73	PHONE
UNITED HEALTHCARE INSURANCE CO.	Oct08	000037923	Check	$0.01	HEALTH
VACO ATLANTA LLC	Oct08	000037924	Check	$11,934.90	CONSUL
VERIZON (PITTSBURGH BOX 371322)	Oct08	000037898	Check	$44,255.56	PHONE
VERIZON (PITTSBURGH BOX 371355)	Oct08	000037888	Check	$390.50	PHONE
VERIZON (PITTSBURGH BOX 371392)	Oct08	000037899	Check	$4,492.32	PHONE
WEBSITEPULSE	Oct08	000037877	Check	$173.71	OTHER

5

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In re Proxymed Transaction Services, Inc.	Case No. 08-11551
In re Proxymed, Inc.	Case No. 08-11553
In re Proxymed Lab Services, LLC	Case No. 08-11554
Debtors	Reporting Period: 10-01-08 to 10-31-08
CASH DISBURSEMENTS JOURNAL

	Month
Vendor Name	Issued	Pmt #	Type Pmt	Pmt Amount	Category
WEDI (WORKGROUP FOR ELECTRONIC DATA INTE	Oct08	000037878	Check	$5,000.00	OTHER
WELLS FARGO FINANCIAL LEASING	Oct08	000037925	Check	$171.04	LEASE
WILMINGTON TRUST COMPANY	Oct08	000037855	Check	$5,000.00	OTHER
WONNUM, CONSUELA	Oct08	APACH001280	ACH	$56.34	T&E
YOSEMITE WATERS	Oct08	000037879	Check	$1,247.95	OTHER
Z-S PRESCRIPTION PLAN	Oct08	000037926	Check	$314.93	OTHER
Z-S PRESCRIPTION PLAN	Oct08	000037935	Check	$42.50	OTHER
Z-S PRESCRIPTION PLAN	Oct08	000037960	Check	$157.89	OTHER
Z-S PRESCRIPTION PLAN	Oct08	000037967	Check	$60.00	OTHER

				$1,384,621.49

6

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In re Proxymed Transaction Services, Inc.	Case No. 08-11551
In re Proxymed, Inc.	Case No. 08-11553
In re Proxymed Lab Services, LLC	Case No. 08-11554
Debtors	Reporting Period: 10-01-08 to 10-31-08
STATEMENT OF OPERATIONS
(Income Statement)

	10/1/2008–	Cumulative
	10/31/2008	Filing to Date
Gross Revenue	$7,189	$5,698,178
Revenue Adjustments	0	(95,529)

Net Revenue	7,189	5,602,649

Direct Cost of Sales	12,549	$86,580
Telecomm Charges	(2,550)	$187,673
Partner Commissions	0	$416,362
Labor and Overhend	0	$0
Other	0	0

Cost of Sales	9,999	690,615

Gross Profit	(2,810)	4,912,034

Operating Expenses
Payroll and Related Costs
Payroll	(814)	$1,440,014
Overtime	0	$30,991
PTO Compensation Adjustment	0	$48,072
Payroll Taxes	0	$782,167
Payroll Related Insurance	(21,599)	$135,417
Other Employee Benefits	0	$679
Payroll Admin Costs	1,262	$(13,570)
Corporate Allocation	0	$523
Outside Programmers/Contractors	204	$154,152
Capitalized Payroll/Contractors	0	$(57,985)
Temporary and Outside Labor	4,752	$30,919
Recruiting and Relocation	0	$1,485
Commissions	0	$223,031
Travel, Meals and Entertainment	1,516	$43,402
Advertising and Promotion	0	$670
Exhibitions and Shows	0	$2,888
Rent	43,972	$243,767
Equipment Rental/Leases	117	$7,070
Utilities	1,067	$7,389
Telecommunications	253	$159,808
Repairs and Maintenance	0	$140,231
Non-Capitalized Assets	0	$16,065
Insurance — General	17,730	$89,790
Insurance — D&O	7,671	$25,240
General Office Expenses	1,090	$23,059
Dues & Subscriptions	0	$11,175
Licenses & Miscellaneous Fees	1,283	$32,292
Postage & Overnight Delivery	2,407	$9,782
Accounting	0	$68,666
Legal	336	$728,008
Consulting	70,164	$418,665
Stockholders’ Expenses	(500)	$47,058
Investor Relations	680	$2,245
Property & Other Taxes	(70)	$29,309
Miscellaneous G&A Expenses	16,869	$31,948
Other Income/Expense	0	(591,977)

Total Operating Expenses	148,395	4,322,445

Depreciation	0	337,678
Amortization	0	272,536

Net Profit (Loss) Before Other Income/Expenses	(151,205)	(20,624)

Other Income and Expenses
Other (Income)/Expense (attach schedules)	0	0
Interest (Income)/Expense, Net	32,397	548,036

Net Profit (Loss) Before Reorganization Items	(183,602)	(568,660)

Professional Fees	246,194	3,005,994
US Trustee Quarterly Fees		0
Interest earned on Accum cash from Chapter 11
(see continuation sheet)		0
(Gain)/Loss on Sale of Assets	0	0
Gain/Loss on Sale of Disc Ops	(108,063)	(15,080,992)
Other Reorg Expenses (attach schedule)	0	0

Total Reorg Expenses	138,131	(12,074,998)

Income Tax	0	0

Net Income/(Loss)	$(321,733)	$11,506,337

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In re Proxymed Transaction Services, Inc.	Case No. 08-11551
In re Proxymed, Inc.	Case No. 08-11553
In re Proxymed Lab Services, LLC	Case No. 08-11554
Debtors	Reporting Period: 10-01-08 to 10-31-08
BALANCE SHEET

		As of
	As of	7/23/2008
	10/31/2008	Petition Date
Cash and Cash Equivalents	16,783,479	380,094
Restricted Cash (Adequate Assurance Deposit Account	90,000	0
Accounts Receivable, Net	0	2,585,910
Note and Other Receivables	14,922	15,518
Inventory	0	0
Prepaid Expenses	399,717	921,026
Professional Retainers	0	296,404
Other Current Assets	0	1,263

Total Current Assets	17,288,113	4,200,215

Property and Equipment
Machinery and Equipment	0	13,973,222
Furniture Fixtures and Office Equipment	0	431,389
Leasehold Improvments	0	489,701
Less: Accumulated Depreciation	0	-12,239,736

Property and Equipment, Net	0	2,654,576

Goodwill, Net	0	3,693,828
Purch. & Cop. Software & Tech. Costs, net	0	1,273,032
Other Assets	511,937	527,277

Total Assets	17,800,055	12,348,928

Post-Petition Liabilities:
Secured Debt (Laurus)	0	0
Professional Fees	3,024,046
Unsecured Debt	0	0
Current Capital Leases Payable	0	0
Current Deferred Revenue	0	0
Accounts Payable	396,909	0
Taxes Payable	0	0
Wages Payable	0	0
Commissions Payable	0	0
Partner Commissions Payable	0	0
Other Accrued Expenses	0	0
Other Current Liabilities	0	0

Total Current Post-Petition Liabilities	3,420,956	0

Post-Petition Long-Term Liabilities
Long-Term Capital Lease Payable	0	0
Long-Term Def Rev and Other Long-Term Liabilities	0	0

Petition Date Liabilities:
Secured Debt (Laurus)	0	5,079,287
Unsecured Debt	13,137,000	13,299,203
Current Capital Leases Payable	0	349,534
Current Deferred Revenue	0	118,955	Revenue Realized-Non Cash Adjustment
Accounts Payable	2,170,977	2,763,972
Taxes Payable	0	0
Wages Payable	0	1,117,225	Wage Motion
Commissions Payable	0	180,182	Wage Motion
Partner Commissions Payable	0	252,550	Cure Payments
Other Accrued Expenses	529,049	674,353	Adjustment to Payroll Accrual-Non Cash Adjustment
Other Current Liabilities	516,681	845,877

Total Petition Date Liabilities	16,353,707	24,681,138

Petition Date Long-Term Liabilities
Long-Term Capital Lease Payable	0	1,052,067
Long-Term Def Rev and Other Long-Term Liabilities	377,982	409,631

Total Liabilities	20,152,645	26,142,836

Stockholders’ Equity
Preferred Stock	21	21
Common Stock	13,783	13,783
Additional Paid-in Capital	245,799,000	245,799,000
Unearned Compensation	0	65,019
Retained Earnings (Deficit) Pre Petition	-259,671,731	-259,671,731
Retained Earnings (Deficit) Post Petition	11,506,337	0

Total Stockholder’s Equity	-2,352,589	-13,793,908

Total Liabilities and Stockholders’ Equity	17,800,055	12,348,928

	(0)

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In re Proxymed Transaction Services, Inc.	Case No. 08-11551
In re Proxymed, Inc.	Case No. 08-11553
In re Proxymed Lab Services, LLC	Case No. 08-11554
Debtors	Reporting Period: 10-01-08 to 10-31-08
STATUS OF POSTPETITION TAXES
The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero.

Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes.

Attach photocopies of any tax returns filed during the reporting period.

	Beginning	Amount				Ending
	Tax	Withheld or	Amount	Date	Check No.	Tax
Federal	Liability	Accrued	Paid	Paid	or EFT	Liability
Withholding	0.00	0.00	0.00			0.00
FICA-Employee	0.00	0.00	0.00			0.00
FICA-Employer	0.00	0.00	0.00			0.00
Unemployment	0.00	0.00	0.00			0.00
Income (same as Withholding)	0.00	0.00	0.00			0.00
Other:	0.00	0.00	0.00			0.00
Total Federal Taxes	0.00	0.00	0.00			0.00
State and Local
Withholding	0.00	0.00	0.00			0.00
Sales	10,325.21	0.00	3,489.59	30-Oct	CK#37971, 37913, 37950, 37917, 37956, 37920	6,835.62
Excise	0.00	0.00	0.00			0.00
Unemployment	0.00	0.00	0.00			0.00
Real Property	0.00	0.00	0.00			0.00
Personal Property	0.00	0.00	0.00			0.00
Other Employee SDI Tax	0.00	0.00	0.00			0.00
Local Taxes	0.00	0.00	0.00			0.00
Total State and Local	10,325.21	0.00	3,489.59			6,835.62
Total Taxes	10,325.21	0.00	3,489.59			6,835.62
SUMMARY OF UNPAID POSTPETITION DEBTS
Attach aged listing of accounts payable.

	Number of Days Past Due
	Current	0-30	31-60	61-90	Over 90	Total
Accounts Payable	40,915	296,265	59,729
Wages Payable	0
Taxes Payable	0
Rent/Leases-Building
Rent/Leases-Equipment	0
Secured Debt/Adequate Protection Payments	0
Professional Fees	3,024,046
Amounts Due to Insiders*
Commissions Payable	0
Partner Commissions Payable	0
Other	0
Total Postpetition Debts	3,064,962	296,265	59,729
Explain how and when the Debtor intends to pay any past-due postpetition debts. Invoices being reviewed and payments will be made upon confirmation and verification

*	“Insider” is defined in 11 U.S.C. Section 101(31).

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In re Proxymed Transaction Services, Inc.	Case No. 08-11551
In re Proxymed, Inc.	Case No. 08-11553
In re Proxymed Lab Services, LLC	Case No. 08-11554
Debtors	Reporting Period: 10-01-08 to 10-31-08
POSTPETITION ACCOUNTS PAYABLE

AUGUST
ELECTRONIC NETWORK SYSTEMS, INC. (ENS)	VCH00032398	-56,309.49	7/25/2008	8/6/2008	CM123967
ELECTRONIC NETWORK SYSTEMS, INC. (ENS)	VCH00032695	573.45	7/31/2008	8/19/2008	JULY 08 CHAN REB
ELECTRONIC NETWORK SYSTEMS, INC. (ENS)	VCH00032819	34,891.95	7/31/2008	8/19/2008	JULY 08 REBATES
EXECUTIVE PROPERTIES	VCH00032849	12,938.94	9/1/2008	8/20/2008	SEPT 08 RENT
FIRST INDUSTRIAL, L.P.	VCH00032846	5,256.76	9/1/2008	8/20/2008	SEPT 08 RENT
HYLAND SOFTWARE	VCH00032937	5,091.10	7/15/2008	8/26/2008	9204
IQ STRATEGIES, LLC	VCH00032754	41.91	7/31/2008	8/19/2008	JULY 08 REBATES
KEY ELECTRONICS	VCH00032880	24,935.00	9/1/2008	8/21/2008	POSTRENT SEPT 08
MCKESSON INFORMATION SOLUTIONS	VCH00032586	2.76	8/5/2008	8/13/2008	POST 7001263061
MCKESSON INFORMATION SOLUTIONS	VCH00032765	17,737.42	7/31/2008	8/19/2008	JULY 08 REBATES
PER-SE TRANSACTION SERVICES INC.	VCH00032824	2,542.00	7/31/2008	8/19/2008	JULY 08 REBATES
PRACTICE INSIGHT LLC	VCH00032702	14.46	7/31/2008	8/19/2008	JULY 08 CHAN REB
PRACTICE INSIGHT LLC	VCH00032825	4,260.64	7/31/2008	8/19/2008	JULY 08 REBATES
QUEST DIAGNOSTICS INC.	VCH00032809	2,757.20	7/31/2008	8/19/2008	JULY 08 REBATES
QUEST DIAGNOSTICS INC.	VCH00032932	4,115.93	8/18/2008	8/26/2008	POST CHKREQ81808
RAN SERVICES INC	VCH00032797	50.91	7/31/2008	8/19/2008	JULY 08 REBATES
TWIN PROFESSIONAL SERVICES, INC.	VCH00032930	550.71	7/31/2008	8/26/2008	MAR06-JUL08 REBA
VANTAGEMED CORP.	VCH00032465	-71.40	8/7/2008	8/7/2008	CM-1
VERIZON WIRELESS	VCH00032384	104.20	8/1/3903	8/6/2008	0371609506
XIFIN INC — USE PAY00831	VCH00032707	1.86	7/31/2008	8/19/2008	JULY 08 CHAN REB
XIFIN INC — USE PAY00831	VCH00032807	242.88	7/30/2008	8/19/2008	JULY 08 REBATES

AUGUST TOTAL		59,729.19

SEPTEMBER

AHMAD ISMAIL, MD	VCH00033472	3.74	9/12/2008	9/22/2008	POST REFUND91208
ALLSCRIPTS	VCH00033429	29.95	9/16/2008	9/17/2008	POST REFUND91608
ELECTRONIC NETWORK SYSTEMS, INC. (ENS)	VCH00033204	126.50	8/31/2008	9/11/2008	AUG 08 CHAN REBA
ELECTRONIC NETWORK SYSTEMS, INC. (ENS)	VCH00033228	34,603.05	8/31/2008	9/11/2008	AUGUST 08 REBATE
ELECTRONIC NETWORK SYSTEMS, INC. (ENS)	VCH00033391	39,022.62	8/31/2008	9/16/2008	POST 9747761-IN
ELECTRONIC NETWORK SYSTEMS, INC. (ENS)	VCH00033392	38,335.78	7/31/2008	9/16/2008	9738094-IN
ELECTRONIC NETWORK SYSTEMS, INC. (ENS)	VCH00033393	35,183.96	6/30/2008	9/16/2008	9728063-IN
ELECTRONIC NETWORK SYSTEMS, INC. (ENS)	VCH00033401	-74,660.33	9/12/2008	9/16/2008	CM 146489
EXECUTIVE PROPERTIES	VCH00033390	12,938.94	9/16/2008	9/16/2008	OCTOBER 08 RENT
FIRST INDUSTRIAL, L.P.	VCH00033388	5,256.76	9/16/2008	9/16/2008	OCTOBER 08 RENT
FLORIDA POWER & LIGHT COMPANY	VCH00033511	170.60	9/16/2008	9/30/2008	POST313802030908
FLORIDA POWER & LIGHT COMPANY	VCH00033512	32.77	9/16/2008	9/30/2008	POST69192040908
FLORIDA POWER & LIGHT COMPANY	VCH00033513	347.28	9/16/2008	9/30/2008	POST48882010908
HEALTH AND HUMAN SERVICES COMMISSION	VCH00033185	10.88	8/6/2008	9/10/2008	POST 080608

MCKESSON INFORMATION SOLUTIONS	VCH00033294	17,722.60	8/31/2008	9/11/2008	AUGUST 08 REBATE
MCKESSON INFORMATION SOLUTIONS	VCH00033419	5.98	9/5/2008	9/16/2008	POST 7001275392
MCKESSON INFORMATION SOLUTIONS	VCH00033516	589.77	9/15/2008	9/30/2008	POST 7001280270
MEDDATA, INC.	VCH00033448	2,093.28	8/31/2008	9/22/2008	POST 48852
PER-SE TRANSACTION SERVICES INC.	VCH00033233	2,861.00	8/31/2008	9/11/2008	AUGUST 08 REBATE
PRACTICE INSIGHT LLC	VCH00033040	-1,714.03	9/2/2008	9/3/2008	PSOT CM0018045
PRACTICE INSIGHT LLC	VCH00033041	-4,275.10	9/2/2008	9/3/2008	CM2018044
PRACTICE INSIGHT LLC	VCH00033213	12.18	8/31/2008	9/11/2008	AUG 08 CHAN REBA
PRACTICE INSIGHT LLC	VCH00033234	3,987.40	8/31/2008	9/11/2008	AUGUST 08 REBATE
PRESIDIO NETWORKED SOLUTIONS, INC.	VCH00033154	93,280.00	10/1/2008	9/10/2008	1182942
QUEST DIAGNOSTICS INC.	VCH00033114	-4,115.92	8/18/2008	9/5/2008	POSTCHKREQ81808
QUEST DIAGNOSTICS INC.	VCH00033115	4,115.93	8/18/2008	9/5/2008	POST CKREQ81808
QUEST DIAGNOSTICS INC.	VCH00033116	-18,554.00	12/30/3906	9/5/2008	JUL-DEC07 REB OV
QUEST DIAGNOSTICS INC.	VCH00033117	-14,853.90	6/30/2008	9/5/2008	JAN-JUN08 RE OVR
QUEST DIAGNOSTICS INC.	VCH00033219	2,468.02	8/31/2008	9/11/2008	AUGUST 08 REBATE
RAN SERVICES INC	VCH00033326	51.33	8/31/2008	9/11/2008	AUGUST 08 REBATE
SSI GROUP, INC., THE	VCH00033396	160.51	8/30/2008	9/16/2008	121820
STOCKWELL, HARRIS, ET AL.	VCH00033426	752.50	7/31/2008	9/17/2008	POST 219228
UNITED HEALTHCARE INSURANCE CO.	VCH00033363	109,839.41	9/9/2008	9/15/2008	POST 0014651407
UNITED HEALTHCARE INSURANCE CO.	VCH00033364	10,184.11	9/9/2008	9/15/2008	POST 0014651490
XIFIN INC — USE PAY00831	VCH00033217	1.05	8/31/2008	9/11/2008	AUG 08 CHAN REBA
XIFIN INC — USE PAY00831	VCH00033337	250.62	8/31/2008	9/11/2008	AUGUST 08 REBATE

SEPTEMBER TOTAL		296,265.24

OCTOBER

ARGENT SYSTEMS	VCH00033635	1,500.00	10/21/2008	11/20/2008	102108 FINALCURE
DONOVAN HATEM LLP	VCH00033592	410.60	9/30/2008	11/14/2008	PRE 9707
ELECTRONIC NETWORK SYSTEMS, INC. (ENS)	VCH00033608	19,579.75	9/30/2008	9/30/2008	9757375-IN
EXECUTIVE PROPERTIES	VCH00033582	12,938.94	10/16/2008	10/16/2008	NOVEMBER 08 RENT
FIRST INDUSTRIAL LP	VCH00033583	5,256.76	10/16/2008	10/16/2008	NOVEMBER 08 RENT
FLORIDA POWER & LIGHT	VCH00033615	175.79	10/6/2008	10/6/2008	3454888201OCT08
FLORIDA POWER & LIGHT	VCH00033616	20.13	10/6/2008	10/6/2008	67969192041008
FOLEY & LARDNER	VCH00033627	1,500.00	10/21/2008	10/21/2008	102108 FINALCURE
FOLEY & LARDNER	VCH00033636	-1,499.99	10/21/2008	10/21/2008	C102108FINALCURE
MCKESSON INFORMATION SYSTEMS	VCH00033609	435.76	9/29/2008	10/29/2008	7001283041
MCKESSON INFORMATION SYSTEMS	VCH00033631	190.53	9/29/2008	10/29/2008	7001283042
MCKESSON INFORMATION SYSTEMS	VCH00033642	3.23	10/15/2008	11/14/2008	7001292108
MCKESSON INFORMATION SYSTEMS	VCH00033644	315.52	10/15/2008	11/14/2008	7001293401
SSI GROUP	VCH00033610	87.74	9/30/2008	9/30/2008	122583

OCTOBER TOTAL		40,914.76

	Grand Total	396,909.19

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In re Proxymed Transaction Services, Inc.	Case No. 08-11551
In re Proxymed, Inc.	Case No. 08-11553
In re Proxymed Lab Services, LLC	Case No. 08-11554
Debtors	Reporting Period: 10-01-08 to 10-31-08
ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

Accounts Receivable Reconciliation	Amount
Total Accounts Receivable at the beginning of the reporting period	$0
+ Amounts billed during the period	0
– Amounts collected during the period	0
– Accounts Receivable Sold at closing	0
Total Accounts Receivable at the end of the reporting period	$0

Accounts Receivable Aging	Amount
0 – 30 days old	$0
31 – 60 days old	0
61 – 90 days old	0
91 + days old	0
Total Accounts Receivable	0
Amount considered uncollectible (Bad Debt)	0
Accounts Receivable (Net)	$0
DEBTOR QUESTIONNAIRE

Must be completed each month		Yes	No
1.	Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.	Yes

2.	Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.		No

3.	Have all postpetition tax returns been timely filed? If no, provide an explanation below.	Yes

4.	Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	Yes

5.	Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.	Yes
On August 13, 2008 debtor opened an Adequate Assurance Deposit Account in the amount of $90,000. No other deposits or withdrawals have occurred in this account since. Copies of August bank reconciliation and bank statement are attached in section MOR-1a of this monthly operating report.
On September 17th Significantly all of the assets were sold to MHC-Acquisition Corp. through a Section 363 Auction of the US Bankruptcy Code.